DELAWARE(SM)
INVESTMENTS                       Delaware Group Global Dividend and Income Fund
------------

Closed-End Income










(Closed-End Income Artwork)







                                                         2000 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and the effect of currency fluctuation. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

Leveraging
About $25 million (29%) of your Fund's assets were leveraged as of May 31, 2000. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

TABLE OF CONTENTS
-----------------

Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary                        6

Financial Statements

  Statement of Net Assets                  7

  Statement of Operations                 11

  Statements of Changes in
  Net Assets                              12

  Statement of Cash Flows                 13

  Financial Highlights                    14

  Notes to Financial
  Statements                              15

"THE SHARP DOWNTURN IN
DOMESTIC STOCK MARKETS
THIS PAST SPRING MAY
HAVE SOMEWHAT
TEMPERED MOMENTUM IN
SOUTHEAST ASIA."

Dear Shareholder

July 10, 2000


Recap of Events - Over the last six-month period, stock markets around the world were characterized by striking parallels in performance. Many international stock indices demonstrated the same volatility seen in both the S&P 500 Index and the Nasdaq Composite.

As the end of 1999 approached, U.S. stock markets experienced a strong rally led by shares of growth stocks in general, and technology companies in particular. That bull run persisted through the month of February, before investor sentiment did an about-face and the market gave up most of its gains during the second half of the six-month period. This correction has continued through the end of May, 2000.

In Europe, corporate profits were on the rise as the new year came and went. Technology, and wireless stocks in particular, were leading a charge similar to that seen in the U.S. However, Europe also witnessed the pullback beginning in March. European wireless stocks, feeling the pressure of licensing, in many cases gave up most or all of their recent gains. Despite this volatility, and a weakening euro that has confounded forecasters, the overall economic outlook in Europe is encouraging. The Morgan Stanley Capital International (MSCI) Europe Index finished the six-month period up 8.43%.

The sharp downturn in domestic stock markets this past spring may have somewhat tempered momentum in Southeast Asia, where economies such as those in Singapore and Indonesia had shown strong moves toward full recovery at the start of the year. International investors can be encouraged, however, by the continued rapid growth seen in Hong Kong, as well as in China, which was aided in part by the prospect of entry into the World Trade Organization.




Average Annual Total Returns
                                                                                              Premium (+)/
                                                                                              Discount (-)
For Periods Ended May 31, 2000                 Six Months  One Year    Five Year   Lifetime  As of 5/31/00
----------------------------------------------------------------------------------------------------------
Delaware Group Global Dividend
and Income Fund                                  -0.10%     -5.75%      +9.76%      +8.02%       -8.93%
----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                      +2.90%     +9.11%     +11.22%
Merrill Lynch High-Yield Bond Index              -2.07%     -2.95%      +6.56%     +10.92%
Morgan Stanley Europe, Australia and
    Southeast Asia Index                         +3.33%    +13.70%     +16.00%     +12.73%
Salomon Smith Barney Non-U.S
    World Government Bond Index                  -4.61%     -2.64%      +1.26%     +11.23%
Lipper Closed-End Income and
    Preferred Stock Funds Average (11 funds)     -0.46%     -7.22%      +7.68%      +7.89%
----------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of dividends and capital gains. The Lipper category represents the average returns of income and preferred stock mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Europe, Australia and Southeast Asia Index is an equity index measuring the performance of stocks in Europe, Australia and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. bond markets. You cannot invest directly in an index. Past performance does not guarantee future results.

Bond markets around the world suffered a difficult six months, as rising U.S. interest rates and a lack of liquidity in the high-yield markets caused returns to lag. Some corporate bonds began to bounce back as investors looked for a relative haven from the equities markets, although it was U.S. Treasuries which benefited most from that mentality, gaining added investor interest from the Treasury's plan to buy back long-term debt.

Delaware Group Global Dividend and Income Fund returned -0.10% during the six-month period ended May 31, 2000. The S&P 500 Index returned 2.90% for the same period. The Delaware Group Global Dividend and Income Fund has a value directive, while the stock market has recently been characterized by momentum investing, with investors focused on growth companies, and technology in particular.

Outlook - Since March, investors' often extreme bias toward growth companies has shown some signs of changing, and we believe the Delaware Group Global Dividend and Income Fund is well-positioned if markets begin favoring value investing strategies. We believe that any great disparity between growth and value biases cannot be sustained over the long-term, and we look forward to the second half of 2000, in which a cooler economy is expected to prompt the Federal Reserve to end its campaign of interest rate hikes. The Fed's goal - a healthy U.S. economy growing at a less robust pace - is good for both international and domestic markets. We believe that many opportunities lie ahead, and that our disciplined, value-based outlook at global investing provides a sound long-term approach and valuable portfolio diversification. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/Wayne A. Stork                         /s/David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Closed-End Income Artwork)
2

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

Michael Dugan
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers Ltd.

Paul A. Matlack
Senior Portfolio Manager
U.S. Fixed Income
Delaware Management Company

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

July 10, 2000

Portfolio Highlights
Delaware Group Global Dividend and Income Fund provided a total return of -0.10% for the six-month period ended May 31, 2000. Your Fund's return was negative for this period, as was a peer group of closed-end funds with similar investment objectives tracked by Lipper Analytical Services. Given the challenging markets faced by your Fund during the period, performance may have suffered worse had it not been for our dollar-denominated holdings in foreign debt. The dollar was strong against other currencies throughout the period.

U.S. Stocks
As of May 31, 2000, Delaware Group Global Dividend and Income Fund's allocation to common stock was 73.17% of the portfolio's adjusted net assets. Early in our fiscal year, many investors focused primarily on technology and growth stocks, largely ignoring stocks with a value orientation. But since the drop in the Nasdaq in mid-March, the market has at times been more in tune with our style of investing. Our strategy has been to position the Fund in a combination of economically sensitive stocks, and the energy, REIT, and utility sectors. Energy, REITs, and utilities have performed well while economically sensitive stocks lagged. When the Fed completes its phase of monetary tightening, we believe that cyclical stocks will regain value.

Basic Industry: Chemicals and metal companies were negatively impacted by the Fed's more restrictive monetary policy. Many investors have moved away from these sectors, apparently concerned that the Fed's interest rate increases may slow the economy more than anticipated, which would negatively impact the performance of companies in these industries.

Energy: Oil prices have been rising since January, 1999, despite recent assurances by OPEC countries that production would be increased. Our holdings in Chevron and Texaco once again delivered strong returns during our fiscal period.

REITs: For much of the period's first three months, REIT prices declined even though the underlying property values remained solid. As a result, investors tended to ignore REITs in favor of large-cap stocks with higher growth potential. However, April's stock market volatility marked a transition, as investors recognized REITs to be a low-volatility asset class with attractive values and the potential for steady returns. This provided a catalyst that began to send REIT prices up again. Our REIT holdings delivered strong returns in April and May, which helped the Fund's overall performance.

Utilities: The shake-up in the technology sector caused many investors to seek out the relative stability traditionally found in utility company stocks. Investors were attracted to the more reliable earnings and low P/Es available from companies in this sector. Telephone and electric companies in particular performed well here, and our holdings in GTE contributed positively to the Fund's performance for the period.

Delaware Group Global Dividend
and Income Fund
Country Allocation
May 31, 2000

Others 12.89%
(14 countries)
United Kingdom 9.18%
United States 54.44%
South Africa 5.04%
Germany 3.46%
Netherlands 1.81%
New Zealand 3.05%
Canada 2.62%
Poland 2.20%
Greece 2.18%
Australia 3.13%


Foreign Stocks
Volatile equity markets characterized the period abroad as well. The Fund's performance was at times hurt by its underexposure to telecommunications and technology stocks during the first three months of the period, when those stocks performed quite well. Several telecommunications stocks that we did own - including Germany's Siemens AG and Spain's Telefonica SA - were eventually trimmed from the portfolio when their prices reached a level at which we no longer considered them "value" investments. We continue to look for telecommuications and technology stocks that meet our criteria, and will add to the portfolio in these sectors when we do see value.

We continue to see future promise in the United Kingdom, and the U.K. once again remained the Fund's largest country allocation overseas, accounting for about 9.2% of the portfolio. British Gas and the mortgage-lending firm Halifax are two examples of British "old economy" stocks that have been added to the portfolio recently.

We have traditionally invested lightly in Japan, and currently have zero exposure there. We continue to feel justified in our belief that value in Japanese equity markets is scarce. Although Japan shows signs of recovery from its recession and deflationary pressures, we believe the road to recovery may be long and arduous.

Despite OPEC's willingness to intervene, and its promises at the end of May to raise production, oil prices continued a drastic rise through the end of the period. The rise in prices helped many of our energy stocks across the board, and in Europe this included Royal Dutch Petroleum, based in The Hague.

High-Yield Bonds
Over the last six months, high-yield bonds continued to wrestle with market conditions that set in nearly 18 months ago, when economic problems in Asia became a global concern. Despite a booming U.S. economy and ongoing recovery abroad, demand for higher risk investments remained weak. Flows into high-yield bond mutual funds are significantly below their pre-Asian crisis levels.

Fortunately, new issues of high-yield bonds are also down. Still, demand remains insufficient, contributing to the weak price performance of the bonds in your Fund.

Liquidity, or the ability to sell a security without significantly affecting its price, continued to be one of the Fund's biggest hurdles. Securities dealers remain reluctant to commit capital to their inventory of high-yield bonds. This reluctance, in our opinion, may stem from losses incurred during the summer of 1998, when demand for high-yield bonds fell sharply. Rising interest rates, which generally reduce the value of all types of bonds, may have also caused dealers to reduce their inventories, in turn adding to the liquidity problems. As a result, we found it increasingly difficult to sell bonds that we no longer viewed as attractive without adversely affecting their price.

(Closed-End Income Artwork)

Foreign Bonds
The past six months have been a difficult period for U.S. investors in international bonds. In U.S. dollar terms, bond markets were negative during the period, with the Fund's benchmark for this component of the portfolio, the Salomon Smith Barney Non-U.S. World Government Bond Index showing a -4.61% return for the six months ended May 31, 2000. Every major market was negative, with the exception of Canada, which managed a +2% return.

The U.S. dollar itself has continued to be strong across the board, particularly against the South African rand, which is down by more than 11%. The Australian dollar and New Zealand dollar have also been weak, both down by more than 10% against the dollar, while the euro continued its steady slippage, falling by 7% during the period. As a result, we feel these currencies are particularly undervalued and have made them our areas of greatest debt exposure. The slight exception is Europe, however, where uncertainty surrounding the euro and the European Central Bank's proactive role on interest rates has led us to maintain a lower percentage of holdings in this area than our benchmark. Our most significant European bond investments are in emerging markets such as Poland and Greece.

As in equities, we currently have no exposure to the Japanese bond market, where medium-term inflation risk is very real considering the extreme deficit and sharply rising ratio of debt to Gross National Product.

Outlook
Economic data released in early June showed visible signs that the U.S. economy may finally be slowing. This came as welcome news to investors who hope the Federal Reserve will end its campaign of interest rate hikes intended to cool the economy and head off inflation. A slower domestic economy would likely bring about a broadening of the market, which would be welcome given our value approach. While we continue to monitor the U.S. economy for signs of a slowdown, we believe that economic expansion elsewhere in the world may produce strong earnings for many of the global, dividend-producing companies in which the Fund invests. In addition, we believe that given currency valuations abroad, the outlook for the international bond markets is generally much brighter than it was six months ago.

As usual, portfolio managers of the Delaware Group Global Dividend and Income Fund continue to favor dividend-paying stocks that appear to be selling at less than their true worth. We are confident in our disciplined, objective approach to selecting stocks and look forward to benefiting from new opportunities as they arise in the markets.


"THE RISE IN OIL PRICES
HELPED MANY OF OUR
ENERGY STOCKS ACROSS
THE BOARD."

FUND BASICS
-----------


Fund Objectives
The Fund seeks to achieve current
income and, secondarily, capital appreciation.

Total Fund Assets
$86.73 million

Number of Holdings
169

Fund Start Date
March 4, 1994

NYSE Symbol
DGF

Portfolio Asset Mix
May 31, 2000


Non-Convertible Bonds 34.82%

Common Stock 56.80%

Convertible Bonds 1.58%

Liabilities Net of
Receivables and
Other Assets 1.88%

Preferred Stock, Warrants &
Short-Term Securities 0.85%

Convertible Preferred Stock 4.07%

The above chart represents adjusted net assets.
Adjusted net assets excludes debt outstanding.


DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND PERFORMANCE
----------------------------------------------------------


Market Price vs. Net Asset Value

November 30, 1999 to May 31, 2000
---------------------------------

Premium(+)/Discount(-)Data
Current -8.93% on  5/31/00
High    -8.93% on  5/31/00
Low    -18.48% on 12/31/99


             Mkt Price      NAV
             ---------      -----
"Nov. 99"    11.25          13
"Dec. 99"    12             12.94
"Jan. 00"    11.56          12.68
"Feb. 00"    10.50          11.81
"Mar. 00"    10.68          12.42
"Apr. 00"    11.31          12.53
"May  00"    11.62          12.53

Your Fund's Share Buyback Program
Your Fund's Board of Directors approved a share repurchase program in 1994 that authorized Delaware Group Global Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

The Fund commenced a tender offer to purchase for cash up to 10% of its issued and outstanding shares of common stock on June 1, 2000, which expired on June 29, 2000. The tender offer was oversubscribed and all tenders were subject to proration (at a ratio of approximately 50.40%) in accordance with the terms of the tender offer. Following the purchase of shares tendered, the Fund has 5,985,582 shares of common stock outstanding.

Your Reinvestment Options
Delaware Group Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Equiserve at 1.800.426.5523. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.


(Closed-End Income Artwork)

Statement of Net Assets

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND
----------------------------------------------

                                                          Number of    Market
May 31, 2000 (Unaudited)                                   Shares      Value
--------------------------------------------------------------------------------
Common Stock - 73.17%
Aerospace & Defense - 0.62%
Lockheed Martin ..................................         22,000     $  539,000
                                                                      ----------
                                                                         539,000
                                                                      ----------
Automobiles & Automotive Parts - 4.03%
Continental ......................................         26,000        476,797
Dana .............................................         23,000        593,688
Ford Motor .......................................         18,000        874,125
General Motors ...................................         11,000        776,875
GKN ..............................................         56,000        775,208
                                                                      ----------
                                                                       3,496,693
                                                                      ----------
Banking, Finance & Insurance - 10.00%
Bayerische Verelnsbank ...........................          7,800        499,363
Block (H&R) ......................................         11,000        339,625
Financial Security Assurance Holdings ............         18,853      1,416,332
First Union ......................................         17,200        605,225
Halifax Group ....................................         32,000        314,084
ING Groep NV .....................................         16,507        987,625
KeyCorp ..........................................         26,000        546,000
Mellon Financial .................................         16,000        617,000
National Australia Bank ..........................         75,430      1,124,098
National City ....................................         25,000        500,000
Sanlam ...........................................        303,000        327,344
St. Paul .........................................         25,000        937,500
Summit Bancorp ...................................         16,000        459,000
                                                                      ----------
                                                                       8,673,196
                                                                      ----------
Buildings & Materials - 1.31%
Blue Circle ......................................         77,922        497,334
Compagnie de Saint-Gobain ........................          3,200        446,467
Wharf (Holdings) .................................        107,000        192,242
                                                                      ----------
                                                                       1,136,043
                                                                      ----------
Cable, Media & Publishing - 0.49%
Gannett ..........................................          6,600        427,350
                                                                      ----------
                                                                         427,350
                                                                      ----------
Chemicals - 2.18%
Bayer ............................................         20,750        805,581
Dow Chemical .....................................          8,000        856,500
Orica ............................................         56,800        230,273
                                                                      ----------
                                                                       1,892,354
                                                                      ----------
Computers & Technology - 1.41%
Pitney Bowes .....................................         20,000        870,000
Xerox ............................................         13,000        352,625
                                                                      ----------
                                                                       1,222,625
                                                                      ----------
Consumer Products - 0.68%
Siemens ..........................................          4,050        591,517
                                                                      ----------
                                                                         591,517
                                                                      ----------

                                                          Number of    Market
                                                           Shares      Value
--------------------------------------------------------------------------------
Common Stock (continued)
Electronics & Electrical Equipment - 2.55%
Eaton ............................................         14,000     $1,015,875
Rockwell International ...........................          6,300        258,300
Thomas & Betts ...................................         33,000        936,375
                                                                      ----------
                                                                       2,210,550
                                                                      ----------
Energy - 5.88%
Chevron ..........................................         14,000      1,294,125
Conoco Class B ...................................         21,000        598,500
EOG Resources ....................................         23,000        747,500
Royal Dutch Petroleum ............................         16,200        998,284
RWE ..............................................         11,000        398,311
Sasol ............................................         39,400        258,616
Texaco ...........................................         14,000        804,125
                                                                      ----------
                                                                       5,099,461
                                                                      ----------
Food, Beverage & Tobacco - 5.60%
Bass .............................................         56,470        618,945
Foster's Brewing Group ...........................        329,542        801,598
Goodman Fielder ..................................        970,000        686,799
Heinz (H.J.) .....................................         14,000        548,625
Nabisco Group Holdings ...........................         24,000        523,500
Philip Morris ....................................         20,000        522,500
RJ Reynolds Tobacco Holdings .....................         29,000        804,750
Unigate ..........................................         77,000        349,923
                                                                      ----------
                                                                       4,856,640
                                                                      ----------
Healthcare & Pharmaceuticals - 1.28%
Glaxo Wellcome ...................................         39,370      1,109,746
LTC Healthcare ...................................          1,612          1,612
                                                                      ----------
                                                                       1,111,358
                                                                      ----------
Industrial Machinery - 1.92%
Caterpillar ......................................         11,000        420,750
Deere & Co. ......................................         30,000      1,246,875
                                                                      ----------
                                                                       1,667,625
                                                                      ----------
Metals & Mining - 1.68%
Alcan Aluminum ...................................         30,000        984,375
Rio Tinto ........................................         32,111        471,919
                                                                      ----------
                                                                       1,456,294
                                                                      ----------
Packaging & Containers - 1.22%
Amcor ............................................        170,100        489,521
Crown Cork & Seal ................................         33,000        565,125
                                                                      ----------
                                                                       1,054,646
                                                                      ----------
Paper & Forest Products - 2.93%
Carter Holt Harvey ...............................        200,000        161,093
Georgia-Pacific (Timber Group) ...................         38,300        885,688
International Paper ..............................         20,000        696,250
Paperlinx ........................................         56,700         98,422
Weyerhaeuser .....................................         14,000        694,750
                                                                      ----------
                                                                       2,536,203
                                                                      ----------

                                                        Number of        Market
Delaware Group Global Dividend and Income Fund           Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
Real Estate - 14.21%
Apartment Investment & Management ............           19,700      $   789,231
Camden Property Trust ........................           10,000          280,625
Capital Automotive ...........................            6,500           92,625
Corporate Office Properties ..................           30,700          266,706
Duke Realty Investments ......................           38,000          819,375
Equity Office Properties Trust ...............           25,000          664,063
Essex Property Trust .........................           13,000          517,563
Franchise Finance ............................           40,000          902,500
General Growth Properties ....................           15,100          477,538
Grove Property Trust .........................           50,000          715,625
Liberty Property Trust .......................           31,142          778,550
Macerich .....................................           36,000          785,250
MeriStar Hospitality .........................           20,000          380,000
Pan Pacific Retail Properties ................           33,800          676,000
Philips International Realty .................           30,000          510,000
Prentiss Properties Trust ....................           43,508        1,044,192
Public Storage ...............................           32,000          714,000
Reckson Associates Realty ....................           34,000          745,875
Spieker Properties ...........................           11,100          515,456
Sun Communities ..............................           20,000          647,500
                                                                     -----------
                                                                      12,322,674
                                                                     -----------
Retail - 1.54%
Boots ........................................           65,000          542,359
Great Universal Stores .......................          128,700          795,406
                                                                     -----------
                                                                       1,337,765
                                                                     -----------
Telecommunications - 2.52%
Cable & Wireless .............................           50,300          839,781
GTE ..........................................           10,700          676,775
Telecom Corporation of New Zealand ...........          189,000          664,288
                                                                     -----------
                                                                       2,180,844
                                                                     -----------
Transportation & Shipping - 1.30%
British Airways ..............................           93,000          504,794
Norfolk Southern .............................           35,000          623,438
                                                                     -----------
                                                                       1,128,232
                                                                     -----------
Utilities - 9.82%
BG ...........................................          148,370          887,534
Duke Energy ..................................           30,000        1,747,500
Electrabel ...................................            1,689          388,548
Hong Kong Electric Holdings ..................          200,000          669,896
Iberdrola ....................................           56,000          715,989
PowerGen .....................................           82,300          539,140
Scottish Power ...............................           26,100          836,831
Southern .....................................           25,000          648,438
Telefonica de Espana .........................           37,032          760,323
TXU ..........................................           23,000          822,250
United Utilities .............................           53,000          501,156
                                                                     -----------
                                                                       8,517,605
                                                                     -----------
Total Common Stock (cost $63,525,451) ........                        63,458,675
                                                                     -----------

                                                        Number of        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
Convertible Preferred Stock - 5.25%
Banking, Finance & Insurance - 0.69%
Sovereign Capital Trust II 7.50% ...............          13,000      $  600,438
                                                                      ----------
                                                                         600,438
                                                                      ----------
Buildings & Materials - 0.63%
Ingersoll Rand 6.75% PRIDES ....................          24,000         549,000
                                                                      ----------
                                                                         549,000
                                                                      ----------
Paper & Forest Products - 0.94%
Georgia-Pacific Units 7.50% ....................          22,500         818,438
                                                                      ----------
                                                                         818,438
                                                                      ----------
Metals & Mining - 0.08%
Rouge Industries Class A .......................          14,800          66,600
                                                                      ----------
                                                                          66,600
                                                                      ----------
Real Estate - 1.37%
General Growth Properties 7.25% ................          18,700         404,388
SL Green Realty 8.00% ..........................          30,000         780,000
                                                                      ----------
                                                                       1,184,388
                                                                      ----------
Transportation & Shipping - 1.54%
Greyhound Lines 8.50% ..........................          26,500         814,875
Union Pacific Cap Trust 6.25% TIDES ............          12,000         520,500
                                                                      ----------
                                                                       1,335,375
                                                                      ----------
Total Convertible Preferred Stock
   (cost $5,095,500) ...........................                       4,554,239
                                                                      ----------
Preferred Stock - 0.75%
Granite Broadcasting 12.75% ....................           7,366         650,067
                                                                      ----------
Total Preferred Stock (cost $659,422) ..........                         650,067
                                                                      ----------

                                                        Principal       Market
                                                         Amount++       Value
                                                       -----------   -----------
Non-Convertible Bonds - 44.85%
Banking, Finance & Insurance - 1.81%
Banco Nacional de Comercia Exterior
   unsec deb 7.25% 2/2/04 ...................... US$   $   750,000   $   693,938
Bank of Greece Series RG unsec deb
   (loan stock) 10.75% 9/16/10 ................. GBP       120,000       229,274
National Bank of Hungary sr deb
   10.00% 8/5/03 ...............................           400,000       642,663
                                                                     -----------
                                                                       1,565,875
                                                                     -----------
Cable, Media & Publishing - 2.05%
Adelphia Communications
   9.37% 11/15/09 .............................. US$     1,000,000       903,750
Charter Communications 8.625%
   4/1/09 ......................................          500,000       420,000
Granite Broadcasting sr sub notes
   9.375% 12/1/05 ..............................           500,000       457,500
                                                                     -----------
                                                                       1,781,250
                                                                     -----------
Chemicals - 0.26%
BPC Holding Series B sr sec notes
   12.50% 6/15/06 ..............................           266,562       227,244
                                                                     -----------
                                                                         227,244
                                                                     -----------

                                                       Principal        Market
Delaware Group Global Dividend and Income Fund          Amount++        Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (continued)
 Computers & Technology - 0.13%
 Unisys sr unsec notes
   11.75% 10/15/04 .............................     $    105,000   $    112,613
                                                                    ------------
                                                                         112,613
                                                                    ------------
 Consumer Products - 1.06%
 American Safety Razor Series B
   sr notes 9.875% 8/1/05 ......................          475,000        458,375
 Fedders North America sr sub notes
   9.375% 8/15/07 ..............................          250,000        233,750
 Fisher Scientific International
   9.00% 2/1/08 ................................          250,000        223,750
                                                                    ------------
                                                                         915,875
                                                                    ------------
 Food, Beverage & Tobacco - 0.94%
 Chiquita Brands 9.625% 1/15/04 ................        1,000,000        815,000
                                                                    ------------
                                                                         815,000
                                                                    ------------
 Foreign Government - 24.42%
 Argentina Global Bond
   9.75% 9/19/27 ...............................          369,000        276,289
 Belgium Kingdom 5.75% 9/28/10 .................EUR     1,200,000      1,134,571
 Deutschland Republic
   6.25% 1/1/24 ................................        1,000,000      1,019,109
 Hellenic Republic 8.60% 3/26/08 ...............GRD   250,000,000        794,610
 Hellenic Republic 8.70% 4/8/05 ................      350,000,000      1,071,166
 Hellenic Republic 9.20% 3/21/02 ...............      100,000,000        289,931
 Hydro-Quebec (loan stock)
   12.75% 9/13/15 ..............................GBP       160,000        391,781
 New Zealand Government
   8.00% 2/15/01 ...............................NZD     2,000,000        920,975
 New Zealand Government
   8.00% 4/15/04 ...............................        3,400,000      1,602,224
 Poland Government Bond
   12.00% 10/12/03 .............................PLZ     5,500,000      1,133,476
 Poland Government Bond
   8.50% 2/12/05 ...............................        7,000,000      1,277,361
 Portugal Government Bond
   5.375% 6/23/08 ..............................EUR     1,000,000        923,824
 Republic of Argentina Series
   BGLO sr unsec unsub
   11.00% 10/9/06 ..............................US$     1,500,000      1,351,650
*Republic of Brazil - IDU
   Series A deb 7.00% 1/1/01 ...................          123,000        123,168
 Republic of Columbia unsec unsub
   7.625% 2/15/07 ..............................        1,000,000        687,500
 Republic of Korea unsub notes
   8.875% 4/15/08 ..............................        1,000,000      1,003,050
 Republic of South Africa
   Series 153 13.00% 8/31/10 ...................       11,000,000      1,459,664
 Republic of South Africa
   Series 162 12.50% 1/15/02 ...................ZAR    14,000,000      2,010,747

                                                       Principal        Market
                                                        Amount++        Value
--------------------------------------------------------------------------------
Non-Convertible Bonds (continued)
Foreign Government (continued)
Republic of South Africa Series
   177 9.50% 5/15/07 ...................               $13,000,000  $ 1,471,060
Republic of Turkey unsec deb
   9.00% 10/27/03 ......................   GBP             400,000      581,151
Russian Ministry of Finance unsec
   unsub 9.25% 11/27/01 ................   US$             500,000      468,750
United Mexican States Global Bonds
   8.25% 2/24/09 .......................                 2,500,000    1,186,943
                                                                     ----------
                                                                     21,179,000
                                                                     ----------
Leisure, Lodging & Entertainment - 1.02%
AFC Enterprises sr sub notes
   10.25% 5/15/07 ......................                   250,000      241,250
Hollywood Casino sr sec notes
   11.25% 5/1/07 .......................                   500,000      507,500
Scott's Hospitality Series A
   unsec deb 10.95% 4/16/01 ............   CAD             800,000      134,837
                                                                     ----------
                                                                        883,587
                                                                     ----------
Metals & Mining - 1.10%
Weirton Steel sr notes
   11.375% 7/1/04 ......................   US$             950,000      957,125
                                                                     ----------
                                                                        957,125
                                                                     ----------
Packaging & Containers - 0.87%
Container Corporation of America
   Series A sr notes 11.25% 5/1/04 .....                   200,000      202,750
Delta Beverage Group
   9.75% 12/15/03 ......................                   400,000      378,000
Pierce Leahy sr sub notes
   8.125% 5/15/08 ......................                   200,000      175,000
                                                                     ----------
                                                                        755,750
                                                                     ----------
Paper & Forest Products - 0.93%
Domtar deb 10.85% 8/5/17 ...............   CAD           1,000,000      806,421
                                                                     ----------
                                                                        806,421
                                                                     ----------
Retail - 2.85%
ASDA Group unsec unsub deb
   10.875% 4/20/10 .....................   GBP             250,000      482,746
Buhrmann 12.25% 11/1/09 ................   US$           1,000,000    1,037,500
Fleming Companies sr notes
   10.625% 12/15/01 ....................                   400,000      397,500
Provigo Series 1991 deb
   11.25% 3/15/01 ......................   CAD             800,000      553,880
                                                                     ----------
                                                                      2,471,626
                                                                     ----------
Telecommunications - 4.64%
Global Crossing 9.50% 11/15/09 .........   US$           1,000,000      952,500
Level 3 Communications
   9.125% 5/1/08 .......................                 1,000,000      865,000
Level 3 Communications
   6.00% 3/15/10 .......................                   600,000      505,500

                                                   Principal         Market
Delaware Group Global Dividend and Income Fund      Amount++         Value
--------------------------------------------------------------------------------
   Non-Convertible Bonds (continued)
   Telecommunications (continued)
   Nextel Communications
     9.375% 11/15/09 ..........................  $   1,000,000    $     945,000
   Teligent 11.50% 12/1/07 ....................      1,000,000          755,000
                                                                  -------------
                                                                      4,023,000
                                                                  -------------
   Transportation & Shipping - 0.76%
   Atlantic Express sr sec notes
     10.75% 2/1/04 .............................       300,000          256,500
   Worldwide Flight 12.25% 8/15/07 .............       600,000          405,000
                                                                  -------------
                                                                        661,500
                                                                  -------------
   Utilities - 2.01%
   AES sr unsec sub notes 10.25% 7/15/06               400,000          391,000
   Korea Electric unsub notes
     6.375% 12/1/03 ............................     1,000,000          931,250
   Midland Funding II Series A deb
     11.75% 7/23/05 ............................       400,000          422,000
                                                                  -------------
                                                                      1,744,250
                                                                  -------------
   Total Non-Convertible Bonds
     (cost $44,902,137) ........................                     38,900,116
                                                                  -------------
   Convertible Bonds - 2.03%
   Automobiles & Automotive
     Equipment - 0.80%
   Mascotech sub debt 4.50% 12/15/03 ...........       900,000          696,375
                                                                  -------------
                                                                        696,375
                                                                  -------------
   Banking, Finance & Insurance - 0.45%
   Bell Atlantic Financial sr unsec
     deb 5.75% 4/1/03 ..........................       400,000          391,000
                                                                  -------------
                                                                        391,000
                                                                  -------------
   Real Estate - 0.78%
   IRT Property sub deb 7.30% 8/15/03 ..........       500,000          457,500
   LTC Properties 8.50% 1/1/01 .................       250,000          218,750
                                                                  -------------
                                                                        676,250
                                                                  -------------
   Total Convertible Bonds
     (cost $1,926,055) .........................                      1,763,625
                                                                  -------------
   Short-Term Securities - 0.35%
 **U.S. Treasury Bills 5.54% due 7/6/00 ........       303,000          301,333
                                                                  -------------
   Total Short Term Securities
     (cost $301,333) ...........................                        301,333
                                                                  -------------
   Warrants - 0.00%
   Transportation & Shipping - 0.00%
***Worldwide Flight ............................           600              600
                                                                  -------------
   Total Warrants (cost $5,852) ................                            600
                                                                  -------------
   Total Market Value Of Securities -
     126.40% (cost $116,415,750) ...............                    109,628,655
     Liabilities Net of Receivables
     And Other Assets - (26.40%)+ ..............                    (22,900,760)
                                                                  -------------
   Net Assets Applicable to 6,650,647
     Shares ($0.01 par value)
     Outstanding; Equivalent to $13.04
     Per Share - 100.00% .......................                    $86,727,895
                                                                  -------------

Summary of Abbreviations:
ACES - Automatic Common Exchange Security
DECS - Dividend Enhanced Convertible Stock
PIK - Payment-In-Kind
PRIDES - Preferred Redeemable Increased Dividend Securities
STRYPES - Structured Yield Product Exchangeable for Stock
TIDES - Term Income Deferrable Equity Securities

deb - Debentures
sec - Secured
sr - Senior
sub - Subordinated
unsub - Unsubordinated

CAD - Canadian dollar
EUR - European Monetary Unit
GBP - British pound
GRD - Greek drachma
NZD - New Zealand dollar
PLZ - Polish Zlotty
US$ - U.S. dollar
ZAR - South African rand

--------------
Components of Net Assets at May 31, 2000:
Common stock, $0.01 par value,
   500,000,000 shares authorized
   to the Fund ..................................     $93,096,054
Distributions in excess of net
   investment income (a) ........................      (2,809,043)
Accumulated net realized gain on
   investments, foreign currencies and
   options written ..............................       3,337,804
Net unrealized depreciation of
   investments, foreign currencies and
   options written ..............................      (6,896,920)
                                                      -----------
Total net assets ................................     $86,727,895
                                                      ===========


--------------
  *Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
 **U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
***Non-income producing securities
(a)Distributions in excess of net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue code.
  +Of this amount, $25,000,000 represents borrowings under the Fund's Line of
   Credit. See Note 5 in "Notes to Financial Statements".
 ++Principal amount is stated in the currency in which each bond is denominated.

                             See accompanying notes

Statement of Operations

Six Months Ended May 31, 2000                                              (Unaudited)Delaware Group Global Dividend and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...................................................................................    $2,310,462
Interest (net of foreign taxes withheld of $35,480) .........................................     1,698,809          $ 4,009,271
                                                                                                 ----------          -----------

Expenses:
Management fees .............................................................................       400,064
Accounting and Administration fees ..........................................................        50,000
Custodian fees ..............................................................................        45,426
Professional fees ...........................................................................        29,732
Reports to shareholders .....................................................................        19,200
Taxes (other than taxes on income) ..........................................................        10,969
Directors' fees .............................................................................         5,000
Transfer agent fees .........................................................................         6,062
Other .......................................................................................         3,700
                                                                                                 ----------
Total operating expenses (before interest expense)                                                                       570,153
Interest expense ............................................................................                            849,514
                                                                                                                     -----------
Total operating expenses (after interest expense) ...........................................                          1,419,667

Less expenses paid indirectly ...............................................................                             (1,261)
                                                                                                                     -----------
Total expenses ..............................................................................                          1,418,406
                                                                                                                     -----------

Net Investment Income .......................................................................                          2,590,865
                                                                                                                     -----------

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies,
and Options Written:
Net realized gain (loss) on:
  Investment transactions ...................................................................                          3,451,139
  Options written ...........................................................................                             38,470
  Foreign currencies ........................................................................                           (851,076)
                                                                                                                     -----------
Net realized gain ...........................................................................                          2,638,533
Net change in unrealized appreciation/depreciation of investments, foreign
currencies, and options written .............................................................                         (6,114,603)
                                                                                                                     -----------

Net Realized and Unrealized Loss on Investments, Foreign Currencies, and
Options Written .............................................................................                         (3,476,070)
                                                                                                                     -----------

Net Decrease in Net Assets Resulting from Operations ........................................                          $(885,205)
                                                                                                                     ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                     Delaware Group Global Dividend and Income Fund
-------------------------------------------------------------------------------------------------------------------
                                                                              Six Months            Year
                                                                                 Ended              Ended
                                                                                5/31/00            11/30/99
                                                                              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................................  $ 2,590,865        $  6,193,806
Net realized gain on investments, foreign currencies and options written ...    2,638,533           3,674,549
Net change in unrealized appreciation/depreciation of investments, foreign
currencies and options written .............................................   (6,114,603)        (10,773,534)
                                                                              -------------------------------
Net decrease in net assets resulting from operations .......................     (885,205)           (905,179)
                                                                              -------------------------------

Dividends and Distributions to Shareholders From:
Net investment income ......................................................   (4,548,832)         (5,732,051)
Net realized gain on investments ...........................................     (438,943)         (5,207,792)
                                                                              -------------------------------
                                                                               (4,987,775)        (10,939,843)
                                                                              -------------------------------
Net Decrease In Net Assets .................................................   (5,872,980)        (11,845,022)

Net Assets:
Beginning of period ........................................................   92,600,875         104,445,897
                                                                              -------------------------------
End of period ..............................................................  $86,727,895        $ 92,600,875
                                                                              ===============================

                             See accompanying notes

Statement of Cash Flows

Six Months Ended May 31, 2000                                              (Unaudited)Delaware Group Global Dividend and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net decrease in net assets resulting from operations ................................................................. $   (885,205)
                                                                                                                       ------------
   Adjustments to reconcile net decrease in net assets from operations to cash provided by operating activities:
     Amortization of discount on securities ..........................................................................     (326,432)
     Net proceeds from investment transactions .......................................................................      557,097
     Net realized gain on investments ................................................................................   (3,489,609)
     Net realized foreign exchange losses ............................................................................      851,076
     Net change in unrealized depreciation of investments and foreign currencies .....................................    6,114,603
     Decrease in receivable for investments sold .....................................................................    1,327,120
     Increase in interest and dividends receivable ...................................................................     (162,612)
     Decrease in payable for investments purchased ...................................................................     (513,925)
     Increase in interest payable ....................................................................................       12,709
     Decrease in accrued expenses and other liabilities ..............................................................      (43,979)
                                                                                                                       ------------
     Total adjustments ...............................................................................................    4,326,048
                                                                                                                       ------------
Net cash provided by operating activities ............................................................................    3,440,843
                                                                                                                       ------------

Cash flows used for financing activities:
     Proceeds from line of credit (Note 5) ...........................................................................   25,000,000
     Principal repayment on line of credit (Note 5) ..................................................................  (25,000,000)
     Cash dividends paid .............................................................................................   (4,987,775)
                                                                                                                       ------------
Net cash used for financing activities ...............................................................................   (4,987,775)
                                                                                                                       ------------
Effect of exchange rates on cash .....................................................................................     (146,449)
                                                                                                                       ------------
Net decrease in cash .................................................................................................   (1,693,381)
Cash at beginning of period ..........................................................................................    2,838,671
                                                                                                                       ------------
Cash at end of period ................................................................................................ $  1,145,290
                                                                                                                       ============

Cash paid for interest ............................................................................................... $    836,806
                                                                                                                       ============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Group Global Dividend and Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)   11/30/99    11/30/98    11/30/97     11/30/96    11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ....................... $ 13.92     $ 15.70     $  17.09    $  15.81     $  14.06     $ 13.09

Income (loss) from investment operations:
  Net investment income ....................................    0.39        0.93         1.09        1.00         0.98        1.14
  Net realized and unrealized gain (loss) on
    investments and foreign currencies .....................   (0.52)      (1.07)       (0.70)       1.78         2.27        1.15
                                                             ---------------------------------------------------------------------
Total from investment operations ...........................   (0.13)      (0.14)        0.39        2.78         3.25        2.29
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.68)      (0.86)       (1.38)      (0.95)       (1.02)      (1.32)
  Distributions from net realized gains on
    investment transactions ................................   (0.07)      (0.78)       (0.40)      (0.55)       (0.48)         --
                                                             ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.75)      (1.64)       (1.78)      (1.50)       (1.50)      (1.32)
                                                             ---------------------------------------------------------------------
Net asset value, end of period ............................. $ 13.04     $ 13.92     $  15.70    $  17.09     $  15.81      $14.06
                                                             =====================================================================

Market value, end of period ................................ $ 11.88     $ 11.75     $  15.88    $  17.31     $  15.88     $ 13.75
                                                             =====================================================================
Total return based on:(1)
  Market value .............................................   7.78%     (17.00%)       2.05%      18.98%       27.42%      29.74%
  Net asset value ..........................................  (0.10%)     (0.57%)       2.19%      17.93%       24.10%      19.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $86,728     $92,601     $104,446    $113,685     $105,120     $93,500
  Ratio of total operating expenses to average net assets ..   3.17%       2.69%        2.69%       2.67%        2.61%       1.13%
  Ratio of total operating expenses to adjusted average
    net assets (before interest expense)(2) ................   0.99%       1.00%        1.03%       1.02%        1.09%         N/A
  Ratio of interest expense to adjusted
    average net assets(2) ..................................   1.48%       1.15%        1.16%       1.16%        1.06%         N/A
  Ratio of net investment income to average net assets .....   5.78%       6.14%        6.63%       6.03%        6.80%       8.39%
  Ratio of net investment income to adjusted
    average net assets(2) ..................................   4.52%       4.92%        5.38%       4.93%        5.59%         N/A
  Portfolio turnover .......................................     40%         58%          51%         68%          88%        101%

Leverage analysis:
  Debt outstanding at end of period (000 omitted) .......... $25,000     $25,000     $ 25,000    $ 25,000     $ 25,000         N/A
  Average daily balance of debt outstanding (000 omitted) .. $25,000     $25,000     $ 25,000    $ 25,000     $ 20,355         N/A
  Average daily balance of shares outstanding
    (000 omitted) ..........................................   6,651       6,651        6,651       6,651        6,651         N/A
  Average debt per share ................................... $  3.76     $  3.76     $   3.76    $   3.76     $   3.06         N/A

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(2) Adjusted net assets excludes debt outstanding.

                             See accompanying notes

Notes to Financial Statements

May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as a return of capital for the six months ended May 31, 2000.

Borrowings - A total of $120,000 was incurred in connection with the start-up of the Line of Credit in 1996. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See
Note 5).

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 12:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the

--------------------------------------------------------------------------------
statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,261 for the six months ended May 31, 2000. The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no credits for the six months ended May 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

Certain prior year information has been reclassified to conform with current year presentation.

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.70% of the adjusted average weekly net assets. At May 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $68,880.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates (continued)
The Fund has also entered into an Advisory Agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser"), an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC an annual minimum fee of $100,000, of a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets. At May 31, 2000 the Fund had a liability for such fees and other expenses payable to DSC of $9,481.

For purposes of the calculation of investment management fees and accounting and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

Officers, directors and employees of DMC and DSC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 2000, the Fund made purchases of $29,071,569 and sales of $22,335,943 of investment securities other than U.S. government securities and temporary cash investments. The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 2000 the aggregate cost of securities and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments ...................................     $116,415,750
                                                            ------------
Aggregate unrealized appreciation .....................       $9,129,452
Aggregate unrealized depreciation .....................      (15,916,547)
                                                            ------------
Net unrealized depreciation ...........................      ($6,787,095)
                                                            ============

4. Capital Shares
The Fund did not repurchase any shares under the Share Repurchase Program during the six months ended May 31, 2000. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, EquiServe, in the open market.

5. Line of Credit
Effective January 29, 1999, the Fund had entered into a Line of Credit Agreement with Chase Manhattan Bank for $25,000,000. At May 31, 2000, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.84%. During the six months ended May 31, 2000, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 6.65%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts and forward foreign cross currency contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts and forward foreign cross currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign cross currency contracts were outstanding at May 31, 2000:

                                                            Net Unrealized
Contracts To        In Exchange           Settlement         Appreciation/
   Receive              For                  Date            Depreciation
-------------      -------------          ----------        ---------------
EUR 2,554,686      GBP 1,600,000           08/31/00              (837)

7. Options
During the six months ended May 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, the premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

--------------------------------------------------------------------------------
Transactions in options written during the six months ended May 31, 2000 for the Fund were as follows:

                                                    Number          Premiums
                                                Of Contracts        Received
                                                ------------        --------
Options outstanding at
  November 30, 1999 .......................          247             $38,470
Options written ...........................           --                  --
Options terminated in
  closing purchase transaction ............           --                  --
Options expired ...........................         (247)            (38,470)
                                                    ----             -------
Options written outstanding at
  May 31, 2000 ............................           --                  --
                                                    ----             -------

8. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and /or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

--------------------------------------------------------------------------------
9. Geographic Disclosure
As of May 31, 2000, the Fund's geographic diversification* was as follows:

United States ............................     $ 59,680,616.00       54.44%
United Kingdom ...........................       10,066,906.00        9.18%
South Africa .............................        5,527,431.00        5.04%
Germany ..................................        3,790,678.00        3.46%
Australia ................................        3,430,711.00        3.13%
New Zealand ..............................        3,348,580.00        3.05%
Canada ...................................        2,871,294.00        2.62%
Poland ...................................        2,410,837.00        2.20%
Greece ...................................        2,384,981.00        2.18%
Netherlands ..............................        1,985,909.00        1.81%
South Korea ..............................        1,934,300.00        1.76%
Mexico ...................................        1,880,881.00        1.72%
Argentina ................................        1,627,939.00        1.48%
Belgium ..................................        1,523,119.00        1.39%
Spain ....................................        1,476,312.00        1.35%
Bermuda ..................................          952,500.00        0.87%
Portugal .................................          923,824.00        0.84%
Hong Kong ................................          862,138.00        0.79%
Colombia .................................          687,500.00        0.63%
Hungary ..................................          642,663.00        0.59%
Turkey ...................................          581,151.00        0.53%
Russia ...................................          468,750.00        0.43%
France ...................................          446,467.00        0.41%
Brazil ...................................          123,168.00        0.10%
                                               ---------------      -------
Total ....................................     $109,628,655.00      100.00%
                                               ===============      =======
----------------------
*Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

DELAWARE(SM)                        DGF
INVESTMENTS                         Listed
---------------------               NYSE
Philadelphia o London               THE NEW YORK STOCK EXCHANGE



Registrar and Stock Transfer Agent
EquiServe
P.O. Box 8040
Boston, MA 02266-8040
1.800.426.5523

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Group Global Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time-to-time purchase shares of its Common Stock on the open market at market prices.


-----------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS                             Charles E. Peck                            Joseph H. Hastings
                                               Retired                                    Senior Vice President/Corporate Controller
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           Michael P. Bishof
Philadelphia, PA                               Vice President and Treasurer               Senior Vice President/Treasurer
                                               3M Corporation                             Philadelphia, PA
Walter P. Babich+                              St. Paul, MN
Board Chairman                                                                            Lisa O. Brinkley
Citadel Constructors, Inc.                     AFFILIATED OFFICERS                        Senior Vice President/Compliance Director
King of Prussia, PA                                                                       Philadelphia, PA
                                               Richard J. Flannery
David K. Downes                                Executive Vice President/General Counsel   Investment Manager
President and Chief Executive Officer          Philadelphia, PA                           Delaware Management Company
Delaware Investments Family of Funds                                                      Philadelphia, PA
Philadelphia, PA                               Richard G. Unruh, Jr.
                                               Executive Vice President/                  International Affiliate
John H. Durham                                 Chief Investment Officer, Fixed Income     Delaware International Advisers Ltd.
Private Investor                               Philadelphia, PA                           London, England
Horsham, PA
                                               William E. Dodge                           Principal Office of the Fund
Anthony D. Knerr+                              Executive Vice President/                  1818 Market Street
Consultant, Anthony Knerr & Associates         Chief Investment Officer, Equity           Philadelphia, PA 19103-3682
New York, NY                                   Philadelphia, PA
                                                                                          Independent Auditors
Ann R. Leven+                                                                             Ernst & Young LLP
Former Treasurer, National Gallery of Art                                                 2001 Market Street
Washington, DC                                                                            Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



+ Audit Committee Member

(3363)                                                        Printed in the USA
SA-DGF [5/00] PP 7/00   Recordholders as of May 31, 2000: 250            (J6057)